THE OBERWEIS FUNDS

China Opportunities Fund

Supplement dated December 1, 2010
To the Prospectus dated May 1, 2010

This supplement provides new and additional information beyond that contained in the prospectus and should be retained and read in conjunction with the prospectus.

The following information replaces and supercedes the China Opportunities Fund’s “Management—Portfolio Managers” section on page 23 of the prospectus:

James W. Oberweis, President, has managed the Fund since its inception.

John Wong, portfolio manager, has been a co-portfolio manager of the Fund since 2010.

The following information replaces and supercedes the “Management of the Funds—Fund Manager” section on pages 46 to 48 of the prospectus:

Fund Managers—James W. Oberweis is the portfolio manager of each of the Domestic Funds and co-portfolio manager of the China Opportunities Fund.  James W. Oberweis joined The Oberweis Funds in 1996 and has been managing investments since that time.  James W. Oberweis, a holder of the Chartered Financial Analyst designation, is the President of The Oberweis Funds, the President, Chairman and a controlling shareholder of OAM, President and a director and controlling shareholder of Oberweis Securities, Inc. (“OSI”), the Funds’ principal distributor and shareholder service agent, and Chairman of the Sub-Adviser.  James W. Oberweis has an MBA from the University of Chicago and a BS from the University of Illinois.

Kenneth S. Farsalas serves as co-portfolio manager of the Oberweis Small-Cap Opportunities Fund.  Kenneth S. Farsalas joined The Oberweis Funds in 2004 and has been managing investments since that time.  Prior to joining the Funds, Kenneth S. Farsalas, a holder of the Chartered Financial Analyst designation, was the Director of Research at Dearborn Partners LLC from 2000 to 2004.  From 1997 to 1999, Kenneth S. Farsalas was an analyst and portfolio manager at Sterling Johnston Capital Management LP.  From 1993 to 1997, Kenneth S. Farsalas was an investment consultant at SEI Capital Resources.  Kenneth S. Farsalas has an MBA from the University of Chicago and a BS from Northwestern University.

Ralf A. Scherschmidt is the portfolio manager of the International Opportunities Fund.  Ralf A. Scherschmidt joined The Oberweis Funds in 2006 in conjunction with the International Opportunities Fund.  Prior to joining the Funds, Ralf A. Scherschmidt worked as an analyst with Jetstream Capital, LLC from 2005 to 2006 and Aragon Global Management, LLC from 2004 to 2005.  From 1999 to 2002, Ralf A. Scherschmidt was an analyst and then an executive with NM Rothschild & Sons Limited.  Ralf A. Scherschmidt has an M.B.A. from Harvard University and a bachelor’s degree from Georgetown University.

John Wong is the portfolio manager of the Asia Opportunities Fund and co-portfolio manager of the China Opportunities Fund.  John Wong joined The Oberweis Funds in 2007 in conjunction with the Asia Opportunities Fund.  Prior to joining the Funds, John Wong, a holder of the Chartered Financial Analyst designation and Certified Public Accountant, was a senior portfolio manager and vice president at Wells Fargo from 2003 to 2007, an international equity analyst at Founders Asset Management from 2000 to 2003 and a principal of Offitbank from 1996 to 1999 where he was portfolio manager of the CVO Greater China Fund.  John Wong has an MBA from Stanford University and a BA from Washington State University.

The Statement of Additional Information provides additional information about James W. Oberweis, Kenneth S. Farsalas, Ralf A. Scherschmidt and John Wong, including their compensation, other accounts they manage, and their ownership of securities in the Fund(s) they manage.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

THE OBERWEIS FUNDS
3333 Warrenville Road, Suite 500
Lisle, Illinois 60532
1-800-245-7311

THE OBERWEIS FUNDS

China Opportunities Fund

Supplement dated December 1, 2010
To the Statement of Additional Information dated May 1, 2010

This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be retained and read in conjunction with the Statement of Additional Information.

In the “Management” section beginning on page 19, all references to Vanessa Shiu are removed and the paragraphs regarding John Wong are revised to read as follows:

Mr. Wong’s compensation consists of a base and an incentive-based fee.  The incentive fee is computed based on the revenues of the China Opportunities Fund and the Asia Opportunities Fund, as well as the performance of these two Funds.

As of September 30, 2010, the dollar range of equity securities in each Fund for which Mr. Wong is the portfolio manager beneficially owned by him was:  China Opportunities Fund—None and Asia Opportunities Fund— $50,001-$100,000.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

THE OBERWEIS FUNDS
3333 Warrenville Road, Suite 500
Lisle, Illinois 60532
1-800-245-7311